June 22, 2016

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS

- Dreyfus Institutional Cash Advantage Fund

Supplement to Current Statutory Prospectus

Notwithstanding anything in this prospectus, the funds are limited to investing in high quality securities that Dreyfus has determined present minimal credit risks.

ICA-S0616